Exhibit 31.1

CERTIFICATION PURSUANT TO RULE 13A-14(A) AND 15D-14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Stephen A. Hill, certify that:

1. I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q/A of Targacept, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 9, 2014

/s/ Stephen A. Hill
Stephen A. Hill
President and Chief Executive Officer
(Principal Executive Officer)